UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 9, 2010

T-3 ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19580	76-0697390
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
7135 Ardmore, Houston, Texas 77054
(Address of principal executive offices and zip code)
(713) 996-4110
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     As reported on a separate Form 4 filed on December 10, 2010, on December 9, 2010, James M. Tidwell, a member of the Board of Directors of T-3 Energy Services, Inc. (the “Company”), completed a cashless exercise and sale of 5,000 options to acquire Company common stock. The strike price of the options was $9.50 per share, and the shares received upon exercise of the options were sold for $38.36 per share on the open market. Mr. Tidwell executed these transactions in connection with year-end tax planning and has advised the Company that he currently does not intend to sell additional common stock of the Company prior to the closing of the previously announced merger with Robbins & Myers, Inc. (“R&M”).
Important Information for Investors and Stockholders
     In connection with the proposed merger, R&M has filed with the Securities and Exchange Comission (“SEC”), and the SEC has declared effective, a registration statement on Form S-4 that includes a joint proxy statement of T-3 and R&M that also constitutes a prospectus of R&M. INVESTORS AND SECURITY HOLDERS OF T-3 AND R&M ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, WHICH WAS FIRST MAILED TO SECURITY HOLDERS ON OR ABOUT DECEMBER 3, 2010, AND OTHER RELEVANT DOCUMENTS THAT WERE OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain free copies of the proxy statement/prospectus and other documents containing important information about R&M and T-3 through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by R&M are available free of charge on R&M’s internet website at www.robn.com under the tab “Investor Information” and then under the tab “SEC Reports” or by contacting R&M’s Investor Relations Department at 937-458-6600 or by written request to 51 Plum Street, Suite 260, Dayton, Ohio 45440. Copies of the documents filed with the SEC by T-3 are available free of charge on T-3’s internet website at www.t3energy.com under the tab “Corporate” and then under the tab “Investor Relations” or by contacting T-3’s Investor Relations Department at 713-996-4110 or by written request to 7135 Ardmore Street, Houston, Texas 77054.
     R&M, T-3, their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of T-3 in connection with the proposed transaction. Information about the directors and executive officers of T-3 is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 30, 2010, its Current Report on Form 8-K filed with the SEC on June 16, 2010, and the joint proxy statement/prospectus related to the proposed transaction, which was filed with the SEC by T-3 on December 3, 2010, and first mailed to security holders on or about December 3, 2010. Information about the directors and executive officers of R&M is set forth in its Annual Report on Form 10-K for the year ended August 31, 2009, the proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on December 4, 2009, and the joint proxy statement/prospectus related to the proposed transaction, which was filed with the SEC by T-3 on December 3, 2010, and first mailed to security holders on or about December 3, 2010. These documents can be obtained free of charge from the sources indicated above.
Cautionary Statement Regarding Forward-Looking Statements
     This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect T-3’s and R&M’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, T-3’s and R&M’s expectations with respect to the synergies, costs and other anticipated financial impacts of the proposed transaction; future financial and operating results of the combined company; the combined company’s plans, objectives, expectations and intentions with respect to future operations and services; approval of the proposed transaction by governmental regulatory authorities; the satisfaction of the closing conditions to the proposed transaction; the timing of the completion of the proposed transaction; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of T-3’s and R&M’s Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings. All subsequent written and oral forward-looking statements concerning T-3, R&M, the proposed transaction or other matters and attributable to T-3 or R&M or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Neither T-3 nor R&M undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-3 ENERGY SERVICES, INC.
Date: December 10, 2010	By:	/s/ James M. Mitchell
James M. Mitchell
Chief Financial Officer and Senior Vice President